UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 21, 2014

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 21, 2014, the Board of Directors of HomeStreet, Inc. (the "Company"), acting pursuant to a resolution in a unanimous written consent as authorized by the Company’s Articles of Incorporation and Bylaws, increased the number of authorized directors of the Company from nine to ten directors and appointed Timothy R. Chrisman to fill the vacancy created by that increase effective as of Monday, July 21, 2014. The Board of Directors of the Company’s wholly owned subsidiary, HomeStreet Bank (the “Bank”) also appointed Mr. Chrisman to fill an existing vacancy on the Board of Directors of the Bank at a meeting on June 26, 2014. Mr. Chrisman will serve on the Human Resources and Corporate Governance Committees of the Company and the Bank and the Finance Committee of the Bank.

In connection with his appointment to the Board of Directors, Mr. Chrisman entered into our standard Director and Officer Indemnification Agreement (the “Indemnification Agreement”) effective as of June 26, 2014, the date of his appointment to the Board of Directors of the Bank. This Indemnification Agreement, which we have entered into with each of our directors, is described in our Proxy Statement on Form 14A filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2014, and a form of the agreement was filed with the SEC as an exhibit to our Amendment No. 1 to Registration Statement on Form S-1 (SEC File No. 333-173980) on May 19, 2011. Pursuant to the Indemnification Agreement, the Company, subject to certain limitations, is obligated to indemnify Mr. Chrisman to the fullest extent permitted under applicable law against liabilities that may arise by reason of his service to the Company and the Bank, and to advance expenses incurred as a result of any proceedings against him as to which he could be indemnified.

Item 8.01	Other Events

The information provided pursuant to this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by HomeStreet, Inc. pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 8.01 shall instead be deemed “furnished.”

A copy of the press release announcing the appointment of Mr. Chrisman to the Boards of Directors of the Company and the Bank as described in Item 5.02 above is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
Exhibit 99.1     HomeStreet, Inc. press release announcing the appointment of Timothy R. Chrisman to the board of directors of the Company and the Bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 22, 2014.

HomeStreet, Inc.

By:	/s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate
Secretary